February 25, 1999
Report to Fellow Shareholders:

     For the first time since early 1997 the Federal Reserve Board ("Fed") altered the Federal Funds target rate. During 1998 the Fed lowered its' target rate by a quarter of a percent three times
in the second half of the year.   This was largely in response to
sagging U.S. stock and bond markets which were in turn responding to slumping world economics. By easing rates the Fed hoped to stimulate financial markets by making credit more affordable. Since short-term interest rates follow the Feds lead, interest rates on investments such as those purchased by money markets, declined in late 1998.

     Influenced by general declines in short-term interest rates the seven-day current and effective yields for the Nicholas Money Market Fund (the "Fund") decreased from 5.40% and 5.55% at December 31, 1997 to 4.92% and 5.04%, respectively, at December 31, 1998. Total return matched the previous years 5.26% partly due to a decrease in the Funds expense ratio from 0.51% to 0.48% of the Funds average net assets. As with all its funds, Nicholas Company, Inc. is mindful in keeping fund operating expenses low which helps to enhance yield and return. Net assets increased from nearly $118 million to approximately $160 million for the year. The Funds weighted average maturity at year-end also rose from 34 to 37 days. The majority of the Funds holdings, (91.2%) were invested in corporate commercial paper. As in past years the Fund ranks above the average in terms of total return and yield among the taxable money market group. Of the 898 taxable funds reported at December 31, 1998 by IBC's Money Market Insight, a service of IBC Financial Data, Inc., the Funds total return for the year ended December 31, 1998 of 5.26% surpassed the group average which was 5.04%.

                                  Yield As Of       Yield As Of
                                  -----------       -----------
                                   12/31/98           12/31/97

Current seven-day*............       4.92%               5.40%
Effective seven-day*..........       5.04%               5.55%
Current 30-day*...............       4.92%               5.36%
Effective 30-day*.............       5.03%               5.49%


     As of February 22, 1999 the seven-day current and effective yields of the Fund were 4.56% and 4.67%, respectively. The weighted average days to maturity has increased from December 31, 1998 to 44 days, as has the percent of high quality commercial paper to 94.0% of the Funds total net assets, which remain near $160 million.

     After declines in late 1998 and early 1999 short-term interest rates seem to be leveling off as the Fed has left its' target rate unchanged in its last two meetings. Combined with a rebound in the stock market from last years downturn, lower than expected inflation for January 1999 and a steady U.S. economy there is no clear indication of either a decrease or increase in the immediate future for short-term interest rates.

     Thank you for your continued support.

                                         Sincerely,

                                     /s/ Albert O. Nicholas
                                         ------------------
                                         Albert O. Nicholas
                                         President


*The current yield represents the annualized net investment income per share for the stated time periods. The effective yield assumes compounding. All performance and ranking data is historical and does not represent future results. An investment in the Fund is neither insured nor guaranteed by the United States Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Statement of Net Assets
December 31, 1998
------------------------------------------------------------------------------

                                                                             Yield to        Amortized
  Principal                                                  Maturity        Maturity           Cost
   Amount                                                      Date        (Note 1(b))      (Note 1(a))
-------------                                              -------------   -----------    -------------

COMMERCIAL PAPER - 91.21%
  $3,700,000  Bayer Corporation                                01/04/99        5.24%      $  3,700,000
   2,500,000  General Motors Acceptance Corporation            01/05/99        5.45%         2,499,630
   3,000,000  American Express Credit Corporation              01/06/99        5.32%         2,999,132
   2,200,000  John Deere Capital Corporation                   01/06/99        5.43%         2,199,351
   4,225,000  Frontier Corporation                             01/06/99        5.81%         4,223,662
   3,950,000  General Motors Acceptance Corporation            01/07/99        5.30%         3,948,302
   6,650,000  Brown-Forman Corporation                         01/08/99        5.39%         6,646,084
   3,000,000  Morgan Stanley Dean Witter & Co.                 01/08/99        5.54%         2,998,193
   3,250,000  Bear Stearns Companies Inc. (The)                01/11/99        5.43%         3,246,651
   4,500,000  LOCAP, Inc.                                      01/12/99        5.81%         4,494,350
     850,000  LOCAP, Inc.                                      01/12/99        5.54%           848,980
   1,800,000  LOCAP, Inc.                                      01/12/99        5.89%         1,797,700
   3,500,000  American Honda Finance Corporation               01/13/99        5.35%         3,495,450
   5,150,000  Weyerhaeuser Real Estate Company                 01/13/99        5.30%         5,143,305
   4,700,000  American Express Credit Corporation              01/14/99        5.33%         4,693,198
     875,000  LOCAP, Inc.                                      01/14/99        5.81%           873,627
   1,100,000  Sears Roebuck Acceptance Corporation             01/14/99        5.49%         1,098,362
   2,500,000  Weyerhaeuser Real Estate Company                 01/14/99        5.25%         2,496,424
     950,000  Fiserv, Inc.                                     01/15/99        5.53%           948,432
   4,000,000  General Electric Capital Corporation             01/15/99        5.44%         3,993,498
   4,000,000  J.C. Penney Funding Corporation                  01/19/99        5.25%         3,991,450
   1,500,000  Universal Foods Corporation                      01/19/99        5.54%         1,496,625
   1,050,000  J.C. Penney Funding Corporation                  01/20/99        5.37%         1,047,555
   1,140,000  Sears Roebuck Acceptance Corporation             01/20/99        5.38%         1,137,330
   2,100,000  American Honda Finance Corporation               01/21/99        5.36%         2,094,813
   2,000,000  Banta Corporation                                01/22/99        5.48%         1,994,650
   2,750,000  Sears Roebuck Acceptance Corporation             01/25/99        5.20%         2,741,883
     400,000  Fiserv, Inc.                                     01/26/99        5.57%           398,668
   1,000,000  Fiserv, Inc.                                     01/26/99        5.80%           996,517
   4,625,000  Bear Stearns Companies Inc. (The)                01/27/99        5.41%         4,609,339
   1,700,000  Banta Corporation                                01/28/99        5.43%         1,693,993
   1,450,000  J.C. Penney Funding Corporation                  01/28/99        5.48%         1,444,809
   2,400,000  American Honda Finance Corporation               01/29/99        5.19%         2,391,583
   5,500,000  Coca-Cola Company (The)                          02/01/99        5.18%         5,478,312
     900,000  Fiserv, Inc.                                     02/01/99        5.48%           896,255
     500,000  Wausau-Mosinee Paper Corporation                 02/01/99        5.52%           497,900
   3,000,000  Credit Suisse First Boston, Inc.                 02/02/99        5.50%         2,987,047
     650,000  Fiserv, Inc.                                     02/03/99        5.48%           647,102
   4,975,000  American General Finance Corporation             02/04/99        5.36%         4,952,552
   1,600,000  Sears Roebuck Acceptance Corporation             02/05/99        5.20%         1,592,804
   1,700,000  Coca-Cola Company (The)                          02/08/99        5.22%         1,691,571
   1,800,000  Frontier Corporation                             02/08/99        5.47%         1,790,637
   2,500,000  Wausau-Mosinee Paper Corporation                 02/08/99        5.42%         2,487,118
   2,900,000  General Electric Capital Corporation             02/09/99        5.27%         2,885,065
     250,000  Fiserv, Inc.                                     02/10/99        5.59%           248,600
     700,000  Fiserv, Inc.                                     02/10/99        5.30%           696,259
   4,000,000  Chrysler Financial Co. LLC                       02/11/99        5.38%         3,977,875
   4,300,000  Banta Corporation                                02/12/99        5.47%         4,275,078
   2,075,000  Universal Foods Corporation                      02/16/99        5.48%         2,061,740
   5,650,000  John Deere Capital Corporation                   02/17/99        5.16%         5,615,265
   3 250,000  American General Finance Corporation             02/18/99        5.26%         3,229,119
   2,700,000  Credit Suisse First Boston, Inc.                 02/19/99        5.50%         2,681,542
   4,550,000  Bayer Corporation                                02/25/99        5.18%         4,516,810
     550,000  Fiserv, Inc.                                     03/08/99        5.39%           544,947
   4,000,000  Torchmark Corporation                            03/08/99        5.38%         3,963,250
                                                                                          ------------
                   TOTAL COMMERCIAL PAPER                                                  146,100,394
                                                                                          ------------

VARIABLE RATE SECURITIES - 6.78%
   5,000,000  Anchor National Life Funding Agreement (1)(2)    01/04/99        5.85%         5,000,000
      12,461  General Mills, Inc. (1)                          01/04/99        5.36%            12,461
     409,631  Pitney Bowes Credit Corporation (1)              01/04/99        5.36%           409,631
     436,975  Sara Lee Corporation (1)                         01/04/99        5.36%           436,975
   5,000,000  Morgan Stanley Group, Inc. (1)                   01/14/00        5.43%         5,000,000
                                                                                          ------------
                   TOTAL VARIABLE RATE SECURITIES                                           10,859,067
                                                                                          ------------

FIXED RATE SECURITIES - 2.49%

   4,000,000  Chrysler Financial Corporation                   02/22/99        5.35%         3,998,943
                                                                                          ------------

                   TOTAL INVESTMENTS                                                       160,958,404
                                                                                          ------------
                   LIABILITIES, NET OF CASH AND RECEIVABLES (0.48%)                           (771,107)
                                                                                          ------------
                   TOTAL NET ASSETS (Basis of percentages disclosed above)                $160,187,297
                                                                                          ------------
                                                                                          ------------


                   NET ASSET VALUE PER SHARE ($.0001 par value, 3,000,000,000 shares authorized), offering price and redemption price
                    ($160,187,297 /160,187,297 shares outstanding)                              $1.00
                                                                                                -----
                                                                                                -----

(1) These securities are subject to a demand feature as defined by the Securities and Exchange Commission.
(2) Not readily marketable for a 90 day period.


             The accompanying notes to financial statements
               are an integral part of this statement.

Statement of Operations
For the year ended December 31, 1998
-------------------------------------------------------------------------------
INCOME:
   Interest...........................................    $8,184,116

EXPENSES:
   Management fee (Note 2)............................       436,618
   Transfer agent fees................................       106,354
   Registration fees..................................        49,707
   Legal fees.........................................        27,509
   Postage and mailing fees...........................        18,177
   Audit and tax consulting fees......................        16,100
   Directors' fees....................................        12,000
   Printing fees......................................         6,708
   Custodian fees.....................................         6,671
   Insurance fees.....................................         3,262
   Telephone fees.....................................         2,478
   Other operating expenses...........................         3,542
                                                          ----------
                                                             689,126
                                                          ----------
       Net investment income..........................    $7,494,990
                                                          ----------
                                                          ----------


   The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended December 31, 1998 and 1997
-------------------------------------------------------------------------------

                                                                       1998             1997
                                                                  -------------     ------------
OPERATIONS:
    Net investment income......................................   $   7,494,990    $   6,418,525

DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net investment income
      ($0.052 and $0.052 per share, respectively)..............      (7,494,990)     (6,418,525)
                                                                  -------------     ------------

             Increase in net assets
             from investment activities.................                --               --
                                                                  -------------     ------------

CAPITAL SHARE TRANSACTIONS (all at $1.00 per share):
    Proceeds from shares issued................................     178,021,968      107,137,781
    Net asset value of shares issued in distributions from net
      investment income........................................       7,046,022        6,120,725
    Cost of shares redeemed....................................    (142,679,502)   (114,531,769)
                                                                  -------------     ------------

             Increase (decrease) in net assets derived from
               capital share transactions......................      42,388,488      (1,273,263)
                                                                  -------------     ------------
             Total increase (decrease) in net assets...........      42,388,488      (1,273,263)
                                                                  -------------     ------------
NET ASSETS, at the beginning of the period.....................     117,798,809      119,072,072
                                                                  -------------     ------------

NET ASSETS, at the end of the period..........................    $ 160,187,297    $ 117,798,809
                                                                  -------------     ------------
                                                                  -------------     ------------


    The accompanying notes to financial statements are an integral part of these statements.

Financial Highlights
(For a share outstanding throughout each period)
-------------------------------------------------------------------------------

                                                           Year ended December 31,
                                                  -----------------------------------------------
                                                   1998      1997      1996       1995      1994
                                                   ----      ----      ----       ----      ----
NET ASSET VALUE, BEGINNING OF PERIOD              $1.00     $1.00     $1.00      $1.00     $1.00

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................       .052      .052      .050       .055      .038
                                                  -----     -----     -----      -----     -----

  LESS DISTRIBUTIONS:
  Dividends (from net
     investment income).....................      (.052)    (.052)    (.050)     (.055)    (.038)
                                                  -----     -----     -----      -----     -----


NET ASSET VALUE, END OF PERIOD..............      $1.00     $1.00     $1.00      $1.00     $1.00
                                                  -----     -----     -----      -----     -----
                                                  -----     -----     -----      -----     -----

TOTAL RETURN................................       5.26%     5.26%     5.14%      5.64%     3.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)........      $160.2    $117.8    $119.1     $111.8    $118.1

Ratio of expenses to average net assets             .48%      .51%      .52%       .51%      .53%

Ratio of net investment income
  to average net assets                            5.18%     5.15%     5.02%      5.50%     3.83%

    The accompanying notes to financial statements are an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1998

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -

     The Nicholas Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment company. The primary objective of the Fund is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. The following is a summary of significant accounting policies followed by the Fund.

(a) Securities held by the Fund, which are purchased at a discount or premium, are valued on the basis of amortized cost, done on a straight line method which is not materially different than the level yield method. Amortized cost approximates market value and does not take into account unrealized gains or losses or the impact of fluctuating interest rates. Variable rate instruments purchased at par are valued at cost which approximates market value. Investment transactions are generally accounted for on the trade date.

(b) Yield to maturity is calculated at date of purchase for commercial paper. For variable rate securities, the yield to maturity is calculated based on current interest rate and payment frequency.

(c) The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and purchases investments which have maturities of 397 days or less. As of December 31, 1998, the Fund's dollar-weighted average portfolio maturity was 37 days. Days to maturity on variable rate securities are based on the number of days until the interest reset date or demand feature, whichever is longer.

(d) It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

(e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

(2)  INVESTMENT ADVISER AND MANAGEMENT AGREEMENT -

     The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser at an annual rate of .30 of 1% of the daily average net asset value of the Fund. The adviser will reimburse the Fund if total operating expenses (other than the management fee) incurred by the Fund exceed
 .50 of 1% of the average net assets for the year.  At December 31, 1998, the

Fund owed Nicholas Company, Inc. $45,871 for advisory services.
Report of Independent Public Accountants
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Nicholas Money Market Fund, Inc.:

     We have audited the accompanying statement of net assets of NICHOLAS MONEY MARKET FUND, INC. (a Maryland corporation), as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Money Market Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                           ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
January 20, 1999

NICHOLAS FAMILY OF FUNDS
Services Offered
---------------------------------------------------------------------
* IRAs
        *Traditional    *Simple     *Educational
        *Roth           *SEP

*Self-employed Master Retirement Plan
        *Money Purchase *Profit Sharing

*Automatic Investment Plan

*Direct Deposite of Distributions

*Systematic Withdrawl Plan

*Monthly Automatic Exchange between Funds

*Telephone Redemption (Regular accounts only)

*Telephone Exchange

*24-hour Automated Account Information (800-544-6547)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Family of Funds.

                         800-227-5987


                      OFFICERS AND DIRECTORS

                        ALBERT O. NICHOLAS
                      President and Director

                        FREDERICK F. HANSEN
                             Director

                         JAY H. ROBERTSON
                             Director

                         MELVIN L. SCHULTZ
                             Director

                         DAVID L. JOHNSON
                     Executive Vice President

                         THOMAS J. SAEGER
              Executive Vice President and Secretary

                          JEFFREY T. MAY
                 Senior Vice President and Treasurer

                         DAVID O. NICHOLAS
                        Senior Vice President

                         LYNN S. NICHOLAS
                          Vice President

                         KATHLEEN A. EVANS
                          Vice President

                         CANDACE L. LESAK
                          Vice President

                        INVESTMENT ADVISER
                      NICHOLAS COMPANY, INC.
                       Milwaukee, Wisconsin
                    414-272-6133 or 800-227-5987

                           TRANSFER AGENT
                  FIRSTAR MUTUAL FUND SERVICES, LLC
                        Milwaukee, Wisconsin
                    414-276-0535 or 800-544-6547

                             CUSTODIAN
                    FIRSTAR BANK MILWAUKEE, N.A.
                        Milwaukee, Wisconsin

                              COUNSEL
                     MICHAEL, BEST & FRIEDRICH LLP
                        Milwaukee, Wisconsin

                             AUDITORS
                        ARTHUR ANDERSEN LLP
                        Milwaukee, Wisconsin



  This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective
                            prospectus.

NICHOLAS MONEY MARKET FUND, INC.
700 North Water Street
Milwaukee, Wisconsin 53202
www.nicholasfunds.com


December 31, 1998